UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange at of 1934

Date of Report (Date of earliest event reported): December 30, 2002

                                  Concero Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      000-22327                 74-279604
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

  6300 Bridgepoint Parkway
    Building 1, Suite 100
        Austin, Texas                                               78730
    (Address of principal                                         (Zip Code)
     executive offices)

Registrant's telephone number, including area code: (512) 343-6581

ITEM 5. OTHER EVENTS

The special meeting of the stockholders of Concero scheduled for December 30, 2002 for the purpose of considering action on a Plan of Complete Liquidation, Dissolution and Distribution has been adjourned until a later date to permit Concero's Board of Directors to consider a potential transaction alternative to the dissolution of the company. The special meeting has been adjourned until Tuesday, January 7, 2002 at 9:00 a.m., local time, at the offices of Brobeck, Phleger & Harrison LLP at 4801 Plaza on the Lake, Austin, Texas 78746.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

      CONCERO INC.

      Dated: December 30, 2002


      By:        /s/ KEITH D. THATCHER
         --------------------------------------
                     Keith D. Thatcher
            Senior Vice President of Finance,
          Chief Financial Officer and Treasurer


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